Exhibit 10.2

FORM OF RESTRICTED STOCK AGREEMENT (EMPLOYEES ONLY)

FORTRESS INTERNATIONAL GROUP, INC.

THIS AGREEMENT is made as of [date], by and between FORTRESS INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”) and ______________ (the “Employee”) an employee of VTC, L.L.C., a Maryland limited liability company and a wholly owned subsidiary of the Company (“VTC”).

W I T N E S S E T H

WHEREAS, pursuant to the provisions of the Fortress International Group, Inc. 2006 Omnibus Incentive Compensation Plan (the “Plan”), the Company desires to award to the Employee restricted shares of the Company’s Common Stock, par value $_______ per share (“Common Stock”), in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth;

WHEREAS, Employee wishes to accept said offer; and

WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the same meanings as in the Plan.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Terms of Award.  The Company awards to the Employee _____ shares of the Company’s Common Stock (the “Shares”) in accordance with the terms of this Agreement.

2. Provisions of Plan Controlling.  The Employee specifically understands and agrees that the Shares issued under the Plan are being awarded to the Employee pursuant to the Plan, copies of which Plan the Employee acknowledges he has read, understands and by which he agrees to be bound. The provisions of the Plan are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the provisions of the Plan will control.

3. Vesting of Restricted Stock.

(a) Except as provided in paragraph (b), the Shares awarded hereunder shall be forfeited to the Company for no consideration in the event (i) Employee voluntarily terminates his employment with VTC prior to the third (3rd) anniversary of the date of this Agreement or (ii) Employee is terminated for Cause prior to the third (3rd) anniversary of the date of this Agreement.

(b) The Shares awarded hereunder shall be fully vested in the Employee and no longer subject to a risk of forfeiture pursuant to paragraph (a) upon the occurrence of the earliest of the following events:

(i) the date on which the employment of the Employee is terminated by VTC without Cause;

(ii) the date on which the Employee dies or becomes disabled; or

(iii) the third (3rd) anniversary of the date hereof.

(c) For purposes of this Agreement, “Cause” shall be defined as (i) an act or acts of dishonesty by the Employee constituting a felony and resulting or intended to result directly or indirectly in substantial gain or personal enrichment at the expense of VTC; or (ii) the willful and continued failure by the Employee substantially to perform his duties with VTC (other than any such failure resulting from incapacity due to mental or physical illness) after a demand in writing for substantial performance is delivered by VTC, which demand specifically identifies the manner in which VTC believes that the Employee has not substantially performed his duties, and such failure results in demonstrably material injury to VTC.

(d) For purposes of this Agreement, the Employee shall be deemed disabled if, as a result of his incapacity due to physical or mental illness, he shall have been absent from his duties with VTC on a full-time basis for a period of at least six months and a physician selected by him and acceptable to VTC is of the opinion that (a) he is suffering from “Total Disability” as defined in any group term disability insurance maintained by VTC applicable to the Employee, or, (b) if the Company shall not maintain such insurance, the determination by an independent physician that the Employee (i) will qualify for Social Security Disability Payment and (ii) within thirty (30) days after such determination is made, Employee shall not have returned to the full-time performance of his duties as defined

4. Dividend and Voting Rights. Employee shall have the right to vote any Shares awarded hereunder and to receive any dividends declared with respect to such Shares, provided that such voting and dividend rights shall lapse with respect to any Shares that are forfeited to the Company pursuant to Section 3(a) of this Agreement.

5. Additional Shares.  (a) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to this Agreement.

(b) If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject to this Agreement.

6. Legends.  All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon legends substantially as follows:

“The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated [date] with the Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request.”

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

7. No Obligation to Employ.  Neither the Company, nor VTC is obligated, by the Plan or this Agreement, to continue the Employee as an employee of either the Company, VTC or any other subsidiary or affiliate of the Company.

8. Investment Intent.  The Employee represents and warrants to the Company that the Shares are being acquired for the Employee’s own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares.

9. Notices.  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

To the Company:	Fortress International Group, Inc.
Attn: _______________________
Chairman of the Board
4100 North Fairfax Drive, #1150
Arlington, Virginia 22203
Facsimile No.:__________

To the Employee:	____________________________
____________________________
____________________________
Facsimile No.: _______________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

10. Governing Law.  This Agreement shall be construed and enforced in accordance with the law of the State of Maryland.

11. Withholding. Prior to delivery of Shares to Employee upon the release of the restrictions stated in Section 3 hereof, Employee shall be required to make arrangements, satisfactory to the Company, for appropriate withholding for federal, state, and local tax purposes. Employee is permitted to satisfy any such tax withholding requirements, in whole or in part, by delivering Shares to the Company (including Shares awarded hereunder) having a fair market value (as determined by Company in its sole discretion) equal to the amount of such tax.

12. Benefit of Agreement.  Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

13. Entire Agreement.  This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

14. Modifications and Amendments.  The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

15. Waivers and Consents.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Employee has hereunto set his hand, all as of the day and year first above written.

FORTRESS INTERNATIONAL GROUP, INC.

By: ___________________________________
Name: _____________________________
Title: ______________________________

_________________________________
Employee

FORM OF RESTRICTED STOCK AGREEMENT (NON-DIRECTOR DIRECTORS ONLY)

FORTRESS INTERNATIONAL GROUP, INC.

THIS AGREEMENT is made as of [date], by and between FORTRESS INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”) and ______________ (the “Director”), a non-employee director of the Company.

W I T N E S S E T H

WHEREAS, pursuant to the provisions of the Fortress International Group, Inc. 2006 Omnibus Incentive Compensation Plan (the “Plan”), the Company desires to award to the Director restricted shares of the Company’s Common Stock, par value $_______ per share (“Common Stock”), in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth;

WHEREAS, Director wishes to accept said offer; and

WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the same meanings as in the Plan.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Terms of Award.  The Company awards to the Director _____ shares of the Company’s Common Stock (the “Shares”) in accordance with the terms of this Agreement.

2. Provisions of Plan Controlling.  The Director specifically understands and agrees that the Shares issued under the Plan are being awarded to the Director pursuant to the Plan, copies of which Plan the Director acknowledges he has read, understands and by which he agrees to be bound. The provisions of the Plan are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the provisions of the Plan will control.

3. Vesting of Restricted Stock.

(a) Except as provided in paragraph (b), the Shares awarded hereunder shall be forfeited to the Company for no consideration in the event that Director is no longer a director of the Company.

(b) The Shares awarded hereunder shall be fully vested in the Director and no longer subject to a risk of forfeiture pursuant to paragraph (a) upon the occurrence of the earliest of the following events:

[DESCRIBE VESTING PROVISIONS]

4. Dividend and Voting Rights. Director shall have the right to vote any Shares awarded hereunder and to receive any dividends declared with respect to such Shares, provided that such voting and dividend rights shall lapse with respect to any Shares that are forfeited to the Company pursuant to Section 3(a) of this Agreement.

5. Additional Shares.  (a) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to this Agreement.

(b) If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject to this Agreement.

6. Legends.  All certificates representing the Shares to be issued to the Director pursuant to this Agreement shall have endorsed thereon legends substantially as follows:

“The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated [date] with the Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request.”

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

7. Investment Intent.  The Director represents and warrants to the Company that the Shares are being acquired for the Director’s own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares.

8. Notices.  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

To the Company:	Fortress International Group, Inc.
Attn:
Chairman of the Board
4100 North Fairfax Drive, #1150
Arlington, Virginia 22203
Facsimile No.:

To the Director:	____________________________
____________________________
____________________________
Facsimile No.: _______________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

9. Governing Law.  This Agreement shall be construed and enforced in accordance with the law of the State of Maryland.

10. Withholding. Prior to delivery of Shares to Director upon the release of the restrictions stated in Section 3 hereof, Director shall be required to make arrangements, satisfactory to the Company, for appropriate withholding for federal, state, and local tax purposes. Director is permitted to satisfy any such tax withholding requirements, in whole or in part, by delivering Shares to the Company (including Shares awarded hereunder) having a fair market value (as determined by Company in its sole discretion) equal to the amount of such tax.

11. Benefit of Agreement.  Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

12. Entire Agreement.  This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

13. Modifications and Amendments.  The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

14. Waivers and Consents.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Director has hereunto set his hand, all as of the day and year first above written.

FORTRESS INTERNATIONAL GROUP, INC.

By: ___________________________________
Name: _____________________________
Title: ______________________________

_________________________________
Director